Exhibit 99.1
GitLab Reports First Quarter Fiscal Year 2025 Financial Results

First Quarter Fiscal Year 2025 Highlights:
•Total revenue of $169.2 million, up 33% year-over-year
•Significant year-over-year GAAP and Non-GAAP operating margin expansion
•Operating cash flow of $38.1 million and Non-GAAP adjusted free cash flow of $37.4 million

San Francisco (June 3, 2024) - All-Remote - GitLab Inc. (NASDAQ: GTLB), The DevSecOps Platform, today reported financial results for its first quarter fiscal year 2025, ended April 30, 2024.

“GitLab continues to differentiate our platform with AI-driven software innovations that are streamlining how customers build, test, secure, and deploy software,” said Sid Sijbrandij, GitLab CEO and co-founder. “Our results show that customers see the value of our end-to-end DevSecOps platform, which enables them to leverage AI throughout the software development lifecycle and enhance productivity while creating better and more secure code.”

“We continue to deliver strong top-line growth with first-quarter revenue growing 33% year-over-year,” said Brian Robins, GitLab chief financial officer. “Operating margin expanded significantly year-over-year and, for the first time, we generated positive first quarter cash flow. With GitLab, customers consolidate their spending and deliver outcomes to the business more quickly, maximizing budgets, and increasing their competitiveness.”

First Quarter Fiscal Year 2025 Financial Highlights (in millions, except per share data and percentages):

	Q1 FY 2025	Q1 FY 2024	Y/Y Change
Revenue	$169.2	$126.9	33%
GAAP Gross margin	89%	89%
Non-GAAP Gross margin	91%	91%
GAAP Operating margin	(32)%	(46)%
Non-GAAP Operating margin	(2)%	(12)%
GAAP Operating loss	$(53.6)	$(58.2)	$4.6
Non-GAAP Operating loss	$(3.8)	$(15.0)	$11.2
GAAP Net loss attributable to GitLab	$(54.6)	$(52.5)	$(2.1)
Non-GAAP Net income (loss) attributable to GitLab	$4.5	$(8.8)	$13.3
GAAP Net loss per share attributable to GitLab	$(0.35)	$(0.35)	$—
Non-GAAP Net income (loss) per share attributable to GitLab	$0.03	$(0.06)	$0.09
GAAP net cash provided by (used in) operating activities	$38.1	$(11.0)	$49.1
Non-GAAP adjusted free cash flow	$37.4	$(11.2)	$48.6

A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Additional Financial Highlights:

•Customers with more than $5,000 of ARR reached 8,976, an increase of 21% year-over-year.
•Customers with more than $100,000 of ARR reached 1,025, an increase of 35% year-over-year.

•Dollar-Based Net Retention Rate was 129%.
•Total RPO grew 48% year-over-year to $681.2 million, while cRPO grew 34% to $436.1 million.

Business Highlights:

•Announced an integration with Google Console to help customers improve developer experience and decrease context switching across GitLab and Google Cloud.
•Awarded the 2024 Google Cloud Technology Partner of the Year Award in the Application Development - DevOps category.
•Announced the general availability of GitLab Duo Chat, which helps customers seamlessly integrate AI throughout the software development lifecycle with a single natural language chat interface.
•Released GitLab 17 featuring GitLab Duo Enterprise, an end-to-end AI add-on to embed secure AI-driven capabilities across every step of the software development lifecycle.
•Acquired Oxeye, a cloud-native application security and risk management solution provider, to further streamline vulnerability management and remediation.
•Acquired the intellectual property of Rezilion to enrich vulnerability risk data, add auto-remediation capabilities, as well as runtime vulnerability reachability.
•Introduced a new AI privacy controls feature to enable organizations to control sensitive data at the project, group, and subgroup levels to help reduce the security and compliance risks of AI adoption.
•Launched the AI Transparency Center to help GitLab’s customers better understand the ways in which GitLab upholds ethics and transparency in its AI-powered features.

Second Quarter and Fiscal Year 2025 Financial Outlook

On March 4, 2024 we provided fiscal year 2025 revenue guidance using our fiscal year 2024 stand alone selling price, or SSP, allocation analysis as the analysis for fiscal year 2025 was in progress. We have now completed that analysis which has resulted in an estimated $4 million headwind to fiscal year 2025 revenue guidance relative to the initial guidance.

Fiscal year 2025 revenue guidance provided below absorbs the $4 million SSP headwind and raises in-line with our first quarter top-line outperformance.

For the second quarter and fiscal year 2025, GitLab Inc. expects (in millions, except share and per share data):

	Q2 FY 2025 Guidance	FY 2025 Guidance
Revenue	$176.0 - $177.0	$733.0 - $737.0
Non-GAAP operating income	$10.0 - $11.0	$34.0 - $38.0
Non-GAAP diluted net income per share assuming approximately 167 million and 168 million weighted average shares outstanding during Q2 FY 2025 and FY 2025, respectively.	$0.09 - $0.10	$0.34 - $0.37

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below in Non-GAAP Financial Measures. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating income (loss) and net income (loss) per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, June 3, 2024, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its first quarter fiscal year 2025 financial results and its guidance for the second quarter and fiscal year 2025. To access this call, dial 1-800-225-9448 (US/Canada Toll-Free) or 1-203-518-9708 (Toll). The passcode is GITLAB. A live webcast of this conference call will be available on GitLab’s investor relations website (ir.gitlab.com), and a replay will also be archived on the website for one year.

About GitLab

GitLab is the most comprehensive DevSecOps Platform that empowers organizations to maximize the overall return on software development by delivering software faster and more efficiently, while strengthening security and compliance. GitLab’s single application is easier to use, leads to faster cycle time and allows visibility throughout and control over all stages of the DevSecOps lifecycle. With GitLab, every team in your organization can collaboratively plan, build, secure, and deploy software to drive business outcomes faster with complete transparency, consistency and traceability.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding certain items such as stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, gain from a deconsolidation of a subsidiary, equity method investment loss and impairment, acquisition related expenses, changes in the fair value of acquisition related contingent consideration, charitable donation of common stock, restructuring charges, a non-recurring income tax adjustment related to bilateral advance pricing agreement (“BAPA”) negotiations, and other expenses that the Company believes are not indicative of its ongoing operations. Shares used for net income per share on a non-GAAP basis include incremental dilutive shares related to restricted stock units, options, and shares issuable under GitLab Inc.’s 2021 Employee Stock Purchase Plan that are anti-dilutive on a GAAP basis. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted Free Cash Flow

Adjusted free cash flow is a non-GAAP financial measure that we calculate as net cash provided by (used in) operating activities less cash used for purchases of property and equipment and any non-recurring income tax payments related to BAPA. We believe that adjusted free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash generated from our operations that, after the investments in property and equipment and any non-recurring income tax payments related to BAPA, can be used for strategic initiatives, including investing in our business, and strengthening our financial position. One limitation of adjusted free cash flow is that it does not reflect our future contractual commitments. Additionally, adjusted free cash flow does not represent the total increase or decrease in our cash balance for a given period.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to effectively manage our growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• intense competition in our markets and loss of market share to our competitors;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• fluctuations in our operating results;
• our incorporation of artificial intelligence features into our products;
• our transparency;
• our publicly available company Handbook;
• security and privacy breaches;
• customers staying on our free self-managed or SaaS product offering;
• our limited history operating as a public company;
• our ability to respond to rapid technological changes;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of ongoing armed conflict in different regions of the world on our business; and
• general economic conditions (including changes in interest rates, inflation, uncertainty of the federal budget, increased volatility in the capital markets and instability in the global banking sector) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	April 30, 2024(1)	January 31, 2024(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$420,322	$287,996
Short-term investments	641,173	748,289
Accounts receivable, net of allowance for doubtful accounts of $582 and $673 as of April 30, 2024 and January 31, 2024, respectively	135,195	166,731
Deferred contract acquisition costs, current	31,034	32,300
Prepaid expenses and other current assets	35,319	45,601
Total current assets	1,263,043	1,280,917
Property and equipment, net	2,820	2,954
Operating lease right-of-use assets	543	405
Goodwill	16,070	8,145
Intangible assets, net	16,637	1,733
Deferred contract acquisition costs, non-current	17,738	19,317
Other non-current assets	4,776	4,390
TOTAL ASSETS	$1,321,627	$1,317,861
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,230	$1,738
Accrued expenses and other current liabilities	306,734	286,178
Accrued compensation and benefits	22,743	35,809
Deferred revenue, current	341,830	338,348
Total current liabilities	674,537	662,073
Deferred revenue, non-current	15,267	23,794
Other non-current liabilities	17,465	14,060
TOTAL LIABILITIES	707,269	699,927
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0000025 par value; 50,000 shares authorized as of April 30, 2024 and January 31, 2024; no shares issued and outstanding as of April 30, 2024 and January 31, 2024	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 shares authorized as of April 30, 2024 and January 31, 2024; 132,670 and 114,670 shares issued and outstanding as of April 30, 2024 and January 31, 2024, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 shares authorized as of April 30, 2024 and January 31, 2024; 26,212 and 42,887 shares issued and outstanding as of April 30, 2024 and January 31, 2024, respectively	—	—
Additional paid-in capital	1,768,947	1,718,661
Accumulated deficit	(1,204,466)	(1,149,822)
Accumulated other comprehensive income	3,360	2,335
Total GitLab stockholders’ equity	567,841	571,174
Noncontrolling interests	46,517	46,760
TOTAL STOCKHOLDERS’ EQUITY	614,358	617,934
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,321,627	$1,317,861
__________
(1) As of April 30, 2024 and January 31, 2024, the consolidated balance sheet includes assets of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $46.7 million and $47.6 million, respectively, and liabilities of $6.1 million and $6.1 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of GitLab Inc.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2024	2023
Revenue:
Subscription—self-managed and SaaS	$151,179	$111,191
License—self-managed and other	18,008	15,687
Total revenue	169,187	126,878
Cost of revenue:
Subscription—self-managed and SaaS	13,839	10,891
License—self-managed and other	4,937	3,048
Total cost of revenue	18,776	13,939
Gross profit	150,411	112,939
Operating expenses:
Sales and marketing	92,424	86,537
Research and development	54,140	50,387
General and administrative	57,487	34,248
Total operating expenses	204,051	171,172
Loss from operations	(53,640)	(58,233)
Interest income	12,030	7,315
Other income (expense), net	(567)	253
Loss before income taxes and loss from equity method investment	(42,177)	(50,665)
Loss from equity method investment, net of tax	—	(748)
Provision for income taxes	12,710	1,486
Net loss	$(54,887)	$(52,899)
Net loss attributable to noncontrolling interest	(243)	(430)
Net loss attributable to GitLab	$(54,644)	$(52,469)
Net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	$(0.35)	$(0.35)
Weighted-average shares used to compute net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	158,157	151,692

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, including amounts attributable to noncontrolling interest	$(54,887)	$(52,899)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	42,252	32,330
Charitable donation of common stock	2,957	2,675
Amortization of intangible assets	1,087	579
Depreciation expense	937	1,092
Amortization of deferred contract acquisition costs	11,109	10,549
Loss from equity method investment	—	947
Net amortization of premiums or discounts on short-term investments	(4,900)	(3,596)
Unrealized foreign exchange loss (gain), net	545	(262)
Other non-cash expense (income), net	412	(59)
Changes in assets and liabilities:
Accounts receivable	31,072	4,840
Prepaid expenses and other current assets	10,354	(2,087)
Deferred contract acquisition costs	(8,540)	(8,497)
Other non-current assets	(419)	(302)
Accounts payable	1,336	(2,158)
Accrued expenses and other current liabilities	19,617	2,789
Accrued compensation and benefits	(13,152)	(5,121)
Deferred revenue	(4,448)	8,383
Other non-current liabilities	2,806	(164)
Net cash provided by (used in) operating activities	38,138	(10,961)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(144,392)	(58,864)
Proceeds from maturities of short-term investments	254,687	83,500
Purchases of property and equipment	(700)	(256)
Payments for business combination, net of cash acquired	(20,210)	—
Net cash provided by investing activities	89,385	24,380
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	5,093	7,513
Issuance of common stock under employee stock purchase plan	—	—
Net cash provided by financing activities	5,093	7,513
Impact of foreign exchange on cash and cash equivalents	(290)	(401)
Net increase in cash and cash equivalents	132,326	20,531
Cash, cash equivalents, and restricted cash at beginning of period	287,996	297,902
Cash, cash equivalents, and restricted cash at end of period	$420,322	$318,433
Reconciliation of cash, cash equivalents and restricted cash within the condensed consolidated balance sheets to the amounts shown in the statements of cash flows above:
Cash and cash equivalents	$420,322	$315,933
Restricted cash, included in prepaid expenses and other current assets	—	2,500
Total cash, cash equivalents and restricted cash	$420,322	$318,433

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2024	2023
Gross profit on GAAP basis	$150,411	$112,939
Gross margin on GAAP basis	89%	89%
Stock-based compensation expense	1,855	1,414
Amortization of acquired intangibles	1,087	504
Restructuring charges	—	417
Gross profit on non-GAAP basis	$153,353	$115,274
Gross margin on non-GAAP basis	91%	91%

Sales and marketing on GAAP basis	$92,424	$86,537
Stock-based compensation expense	(17,397)	(13,764)
Restructuring charges	(730)	(3,559)
Sales and marketing on non-GAAP basis	$74,297	$69,214

Research and development on GAAP basis	$54,140	$50,387
Stock-based compensation expense	(12,336)	(11,702)
Restructuring charges	—	(2,059)
Research and development on non-GAAP basis	$41,804	$36,626

General and administrative on GAAP basis	$57,487	$34,248
Stock-based compensation expense	(10,664)	(5,450)
Amortization of acquired intangibles	—	(75)
Restructuring charges	(276)	(1,618)
Charitable donation of common stock	(2,957)	(2,675)
Acquisition related expenses	(2,051)	—
Other non-recurring charges	(473)	—
General and administrative on non-GAAP basis	$41,066	$24,430

Loss from operations on GAAP basis	$(53,640)	$(58,233)
Stock-based compensation expense	42,252	32,330
Amortization of acquired intangibles	1,087	579
Restructuring charges	1,006	7,653
Charitable donation of common stock	2,957	2,675
Acquisition related expenses	2,051	—
Other non-recurring charges	473	—
Loss from operations on non-GAAP basis	$(3,814)	$(14,996)

Other income (expense), net on GAAP basis	$(567)	$253
Foreign exchange gains (losses), net	637	(274)
Other income (expense), net on non-GAAP basis	$70	$(21)

Net loss attributable to GitLab common stockholders on GAAP basis	$(54,644)	$(52,469)
Stock-based compensation expense	42,252	32,330
Amortization of acquired intangibles	1,087	579
Restructuring charges	1,006	7,653
Charitable donation of common stock	2,957	2,675
Acquisition related expenses	2,051	—
Loss from equity method investment, net of tax	—	748
Foreign exchange gains (losses), net	637	(274)
Income tax adjustment	8,655	—

Other non-recurring charges	473	—
Net income (loss) attributable to GitLab common stockholders on non-GAAP basis	$4,474	$(8,758)

GAAP net loss per share, basic and diluted	$(0.35)	$(0.35)
Non-GAAP net income (loss) per share, basic	$0.03	$(0.06)
Non-GAAP net income (loss) per share, diluted	$0.03	$(0.06)

Shares used in per share calculation - basic on GAAP basis	158,157	151,692
Effect of dilutive securities	8,767	—
Shares used in per share calculation - diluted on non-GAAP basis	166,924	151,692

GitLab Inc.
Reconciliation of GAAP Cash Flow from Operating Activities to Adjusted Free Cash Flow
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2024	2023
Computation of adjusted free cash flow(1)
GAAP net cash provided by (used in) operating activities	$38,138	$(10,961)
Less: Purchases of property and equipment	(700)	(256)
Non-GAAP adjusted free cash flow	$37,438	$(11,217)

(1) No income tax payments related to the BAPA were recorded during the periods presented.

Media Contact:
Lisa Boughner
VP, Global Communications
GitLab Inc.
press@gitlab.com

Investor Contact:
Kelsey Turcotte
VP, Investor Relations
GitLab Inc.
ir@gitlab.com